Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Circuit City Stores, Inc., a Virginia corporation, (the "Company"), for the quarter ended August 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip J. Schoonover, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    October 9, 2006            By:     /s/Philip J. Schoonover
                                            ---------------------------
                                           Philip J. Schoonover
                                           Chairman, President and
                                           Chief Executive Officer







                                                                  Exhibit 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Circuit City Stores, Inc., a Virginia corporation, (the "Company"), for the quarter ended August 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael E. Foss, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    October 9, 2006            By:     /s/Michael E. Foss
                                            ---------------------------
                                            Michael E. Foss
                                            Executive Vice President and
                                            Chief Financial Officer